CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 32 to the Registration Statement on Form N-4 (No. 333-139762) (the “Registration Statement”) of RiverSource® Signature One Select Variable Annuity of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 30 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 32 to the Registration Statement on Form N-4 (No. 333-139762) (the “Registration Statement”) of RiverSource® Signature One Variable Annuity of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 30 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 32 to the Registration Statement on Form N-4 (No. 333-139762) (the “Registration Statement”) of RiverSource® Builder Select Variable Annuity of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 30 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 32 to the Registration Statement on Form N-4 (No. 333-139762) (the “Registration Statement”) of Wells Fargo Advantage Builder Variable Annuity of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 30 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 32 to the Registration Statement on Form N-4 (No. 333-139762) (the “Registration Statement”) of Wells Fargo Advantage Variable Annuity of our report dated February 20, 2025 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 24, 2025 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 30 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2025